UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2026

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 14, 2026, MGP Ingredients, Inc. (the “Company”) filed a Certificate of Amendment and Restatement to its Amended Articles of Incorporation with the Secretary of State of the State of Kansas to change the Company’s corporate name from “MGP Ingredients, Inc.” to “Sempreon, Inc.” (the “Name Change Amendment”). The Name Change Amendment will become effective on November 2, 2026. No stockholder vote was required in connection with the Name Change Amendment, as it involved a change in corporate name only. A copy of the Amended Articles of Incorporation reflecting the Name Change Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

The Company’s Amended and Restated Bylaws were also amended to reflect the change in corporate name, which amended bylaws will also become effective on November 2, 2026. The Amended and Restated Bylaws, as amended to reflect the change in corporate name, are filed as Exhibit 3.2 hereto.

Item 7.01. Regulation FD Disclosure.

On October 15, 2026, the Company issued a press release announcing the change of its corporate name from “MGP Ingredients, Inc.” to “Sempreon, Inc.” to be effective on November 2, 2026, at which time it expects its ticker symbol will also change to “CASK”. A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation dated October 14, 2026 and effective November 2, 2026

3.2	Amended and Restated Bylaws effective November 2, 2026

99.1	Press Release dated October 15, 2026

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: October 15, 2026	By:	/s/ Brandon M. Gall
Brandon M. Gall, Chief Financial Officer